Exhibit 10.33

                     AMENDMENT #1 TO REIMBURSEMENT AGREEMENT

                                              March 22, 2002

Bluefly, Inc.
42 West 39 Street
New York, New York 10018

Gentlemen:

         Reference is made to the Reimbursement Agreement (the "Reimbursement Agreement") dated as of March 30, 2001 between Bluefly, Inc., a Delaware corporation, and Quantum Industrial Partners LDC, a Cayman Island limited duration company. This will confirm that the Reimbursement Agreement is hereby amended as follows:

         1. The dollar amount "$2,500,000" in the first sentence of Section 1 is deleted and the dollar amount "$1,500,000" is substituted in its place and stead.

         2. The second sentence in Section 1 is deleted in its entirety

         3. The following language is added to the end of Section 6 (a): "As partial consideration for and a condition to its obtaining and maintaining the Standby Letter of Credit from March 30, 2002 until March 30, 2003, the Soros Entities shall each receive from Borrower a warrant substantially in the form attached as Exhibit A hereto (provided, however, that the warrants issued pursuant to this sentence shall have an exercise price equal to ONE DOLLAR AND SIXTY-SIX CENTS ($1.66) and an expiration date of March 30, 2007 to purchase that number of shares of the Common Stock obtained by multiplying SIXTY THOUSAND (60,000) by such Soros Entity's Percentage Interest (as defined in Section 6(c) below)."

         Except as hereinabove specifically set forth, the Reimbursement Agreement shall continue unmodified.

                                            Very truly yours,

                                            QUANTUM INDUSTRIAL PARTNERS LDC


                                            By: /s/ Richard D. Holahan, Jr.
                                               ----------------------------
                                                 Name: Richard D. Holahan, Jr.
                                                Title: Attorney-in-fact
Agreed:

BLUEFLY, INC.

By: /s/ E. Kenneth Seiff
   ---------------------
    Name: E. Kenneth Seiff
    Title: Chief Executive Officer